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                                                                   Exhibit 23.1


                             ACCOUNTANTS' CONSENT


The Board of Directors
Logan's Roadhouse, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading, "Experts," in the prospectus.


                                            KPMG PEAT MARWICK LLP

Nashville, Tennessee
June 27, 1997